F E B R U A R Y 2 0 0 6 [ P R E S E N T A T I O N T I T L E ] S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JP Morgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JP Morgan Chase's results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 (2004 Annual Report) of JP Morgan Chase each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). The 2004 financial information provided in this presentation is presented on a proforma combined-operating basis. The 2004 proforma combined historical results represent how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies been merged as of July 1, 2004. Additional information, including reconciliation of the proforma combined-operating numbers to GAAP, can be found on Form 8-K/A's furnished to the Securities and Exchange Commission on April 20, 2005 and July 20, 2005. For a description of operating basis, including management's reasons for its use of such measures, see page 25 of the 2004 Annual Report.

F E B R U A R Y 2 8 , 2 0 0 6 I N V E S T M E N T B A N K Steve Black and Bill Winters, co-CEO's

Agenda Overview Competitive Positioning 2006 Outlook Performance Target

Asia Pacific %Total Revenues $1.8bn 12% Earnings $0.3bn 8% EMEA %Total Revenues $4.6bn 32% Earnings $1.0bn 27% Americas %Total Revenues $8.2bn 56% Earnings $2.4bn 65% Global Revenues $14.6bn Earnings $3.7bn Number of issuer clients ~8,000 Number of investor clients ~12,000 Capital, allocated $20bn Employees c. 20,000 Investment bank FY 2005 Note: Issuer client figures include clients shared with the Commercial Bank; Earnings by region are approximate, based on intercompany allocations JPMorgan's Global Client Franchise

Bar 1 Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Credit Suisse 1.231 BAC 2.692 UBS 4.164 Lehman 4.427 Morgan Stanley 4.443 Deutsche Bank 4.825 Merrill Lynch 5.028 Goldman Sachs, ex Sumitomo 5.2 JPMorgan 5.831 Citigroup 7.53 1 - Disclosed pre-tax earnings for competitors' IB segments comparable to JPM/IB segment, converted to US$: Citi is GCIB segment: GS includes IB and Trading & Principal Investments segments, less Sumitomo revenue of $1.473bn; ML is Global Markets & IB segment; DB is Corporate & IB segment; MS is Institutional Securities segment; Lehman includes IB and Capital Markets segments; UBS includes IB segment; BAC is Global Capital Markets and IB segment; CSFB is Institutional Securities segment. 2005 IB Segment Pre-Tax Earnings1 ($ billions) * Note: JPM excludes private equity, while ML, MS, LEH and CSFB include private equity businesses Second Highest Profits in the Industry

Operating Results ($ millions) 2005 Highlights: Highest revenue since 2000/2001 in: Advisory Equity underwriting Loan syndications Equity Markets Second highest IB fees and pre-tax earnings1 among competitors First to rank #1 in both High Yield and Loan Syndications Strong progress on new business investments Comp/Rev ratio aligning with peers 1 - Earnings for core IB segments, comparable to JPMorgan/IB; GS excludes Sumitomo Revenue. 2005 Issues: Quarterly trading volatility too high Aggregate return on trading risk too low 2005 Results

Client franchise Scale / Leadership positions Universal Bank model Competitive Advantages

Bar 1 Bar 3 Bar 4 Bar 5 Bar 6 Bar 7 Bar 8 Bar 9 Bar 10 Bar 11 Bar 12 Bar 13 Bar 14 Bar 15 Bar 16 Citigroup 4499 JPMorgan 4096 Goldman Sachs 3671 Morgan Stanley 3477 UBS 3295 Merrill Lynch 3164 Credit Suisse 2950% ^ vs. 2004 7% 12% 9% 16% 20% 12% 16% 2005 Investment Banking Fees ($ millions) Source: SEC filings, company press releases; Dealogic for share estimates. Citi represents Firm-wide IB fees prior to Global Wealth Mgmt revenue allocation Note: JPM 2004 results pro forma for Bank One merger Client franchise - #2 in IB Fees with solid growth

M&A Equity Bonds Loans Total Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 JPM 231 146 201 461 1039 40 CITI 193 191 242 353 979 60 GS 260 134 121 77 592 80 DB 148 113 188 134 583 90 UBS 171 176 134 52 533 BOA 52 52 103 308 515 ML 182 166 125 40 513 MS 223 150 95 33 501 CSFB 138 117 112 105 472 LEH 137 115 111 66 429 Large Corporate Finance transactions (# of deals) - 2005 Loans #1 Bonds #2 Equity #5 M&A #2 05' % Share 18% 17% 10% 10% 9% 9% 9% 9% 8% 7% Source: Dealogic for # of transactions per product type; M&A is Announced M&A; Roles include Bookrunners, Joint Bookrunners, Advisors and Co-Advisors Large defined as: M&A transactions ^ $250 million Equity transactions ^ $100 million Investment Grade Corporate Bonds ^ $500 million High Yield Corporate Bonds ^ $250 million Syndication Loans: Leveraged ^ $250 million and Investment Grade ^ $1 billion 1,039 979 429 472 501 513 515 533 583 592 JPM C GS DB UBS BAC MER MS CS LEH JPM Rank #1 Globally in largest, most important transactions

JPM DB MS C GS MER UBS M&A Announced1 3 2 1 Syndicated Loans1 1 2 High grade1 2 3 1 High yield bonds1 1 2 3 Equity & Equity-related1 6 3 1 2 5 4 Equity-Linked1 1 2 3 Derivatives2 1 3 2 Source: 1 - Thomson Financial; 2 - Risk, Corporate End User Rankings, 2005 Leadership positions across key products

Source: 1- Risk Corporate End User Rankings, 2005; 2 -Thomson Financial; 3 - Risk, 2006 Fixed Income business is top tier with significant opportunity for growth

More profitable Less profitable Source: 1 - Thomson Financial; 2 - Dealogic; 3 - Risk Corporate End User survey, 2005 On track to develop a well rounded & profitable equities business with critical mass in secondary cash

Leading integrated research franchise across asset classes

Leadership & Innovation	
	- Integrated Global Research team optimized to leverage the Firm's scale and reach - Clear leader in Market Strategy[1] - Leader in Capital Structure Research - Top-3 in # companies covered[2] - #1 in US[2]

Efficiency, combined with quality	

	- High coverage at low cost, without sacrificing quality
	  - Lowest cost per company covered of our competitors[2]
	  - Largest captive offshore research capability
	- Top 3 in WSJ & Investars surveys
	- #2 ranked US Corporate Research, largest gainer in US Equity poll[3]
	- Successful commitment to home grown talent

Source: 1 - Euromoney Credit Survey, Fixed Income US and Europe Institutional Investor surveys, FX Week; 2 - Mologen; 3 - Institutional Investor.

INVESTMENT BANK

JPMorganChase

12

JPMorgan will become the primary provider of new issue equity and debt products to Fidelity's brokerage clients Exclusive distribution for IPO and Follow-on Equity offerings Non Exclusive distribution for other JPM products including Equity Derivatives, Structured Products, Preferreds and Muni offerings Access to 10.7 million accounts with $1.4 trillion of assets under management Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Significantly enhances our new issue distribution footprint Strategic alliance with Fidelity will broaden retail reach across asset classes

Delivery of IB products & capabilities to CB client base Capital markets financing, FX, derivatives, advisory Commercial Banking Treasury & Securities Services Asset & Wealth Management Investment Bank IB transactions for Private Bank clients and IB referrals to Investment Management & Private Bank 401K & IRA roll-over business, personal asset management, structured products Opportunity to cross-sell TSS & IB products across combined client base Integrated FX solutions, transition management, trade financing, payments, cash management, custody Universal Bank model is a key competitive advantage

IB fee pipeline is our strongest ever Higher trading revenues with reduced volatility Continued benefit from new business investments Decline in Credit Portfolio revenues and higher credit costs 43% Compensation/Revenue ratio 46% after adjustment for credit portfolio and allocated corporate costs Expenses excluding incentives reflect significant productivity saves, but a net investment 2006 Outlook

Performance Target 20% ROE through the cycle on $20 billion in equity Strive to achieve by 2007 Management Discipline & Business Efficiency New business investments Energy Securitized Products Principal Investments Emerging Markets Core franchise growth How We Get There: Performance target - How we get there?

Capital re-allocation Business efficiency Risk productivity Relentless Focus on Execution Management Discipline & Business Efficiency

We are adjusting our model: Clarity of organization / Accountability Investment in people Management Information Systems Risk-taking process Steps to improve trading performance

Potential to attain 10-15% wallet share of an estimated $7.0bn1 wallet by 2008 Energy Potential to grow wallet share by 2-3% of an estimated $15.0bn1 wallet by 2008 Securitized Products See ample globally-diversified opportunities to achieve after-tax returns above 20% Principal Investments Leverage existing leadership positions in high growth markets (China, Russia, India, Brazil) Emerging Markets New business investments 1 Source: Mercer Oliver Wyman

Leverage Universal Bank platform: Commercial Banking TSS AWM Chase Home Finance / Card Fill-in acquisitions / Partnerships Global hedge funds FI/FX Prime Brokerage Third party and retail distribution Drivers of growth in core franchise

Delivery on our growth initiatives can achieve a 20% ROE through the cycle Invisible Total "05-'08 Growth, 06-08 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Earnings, 2005 Actual 3.658 30 Adj. for Normalized Credit Costs 3.079 0.579 Earnings, 2005 Normalized 3.079 Core Franchise Growth 3.079 0.274 0.303 New Business Investments 3.353 0.643 0.092 60 Earnings (20% ROE) 0 3.996

T R E A S U R Y & S E C U R I T I E S S E R V I C E S Heidi Miller, CEO F E B R U A R Y 2 8 , 2 0 0 6

Agenda Overview 2005 Results 2005 Key Accomplishments Strengths and Competitive Positioning 2006 Outlook & Performance Target 2006 Priorities

TSS - Revenue Overview Our contribution 10% of JPMC revenue TSS firmwide revenue 15% of JPMC TSS 6241 Retail Financial Services 14830 Investment Bank 14578 Card Services 15366 AWM 5664 Commercial Banking 3596 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 JPM Operating Revenues - $59.1 billion1 1 Percentages in pie chart exclude Corporate

TSS - Operating Earnings Overview AWM Commercial Banking TSS Retail Financial Services Investment Bank Card Services East 10 8 8 28 30 16 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 JPM - $10.5 billion1 Retail Financial Services 28% AWM 10% Credit Card 16% Investment Banking 30% Commercial Bank 8% T&SS 8% AWM TS WSS Retail Financial Services Investment Banking Credit Card East 10 42 58 28 30 16 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 WSS 58% TS 42% Treasury and Securities Services has: $6.2 billion in revenue and $1.0 billion in earnings 55% ROE 2005 TSS - $1.0 billion 1 Percentages in pie chart exclude Corporate

TSS - Cash, Trade, and Securities Businesses 1 Based on firmwide 2005 revenue Treasury Services ($5.2 billion revenue)1 Worldwide Securities Services ($3.6 billion revenue) Treasury & Securities Services ($8.8 billion revenue)1 Securities Custody Securities lending Funds services Institutional trust Trustee Escrow Bankruptcy management Clearance and collateral management ADRs Cash management Core - paper and automated fund movements Emerging - cards and electronic funds services Trade finance and logistics Liquidity

Custody and fund accounting Trust Collateral and clearance Securities Lending Investment Banking Credit Card East 49 31 14 6 30 16 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 TSS - Cash, Trade, and Securities Businesses 2005 WSS Revenue Contribution ($3.6bn) Electronica and Card Liquidity Paper Trade and Logistics Investment Banking Credit Card East 30 45 18 8 30 16 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 TS Revenue Contribution ($5.2 bn)1 1 Note: Based on firmwide 2005 revenue Trade and logistics 8% Paper 18% Liquidity 45% Electronic and card 30% Trust 31% Custody and fund accounting 49% Clearance and collateral 14% Securities lending 6%

1 Note: Based on reported 2005 financial results. Stable "annuity" revenue Low volatility Long term contracts Deepens relationships Integration into client's operations increases stickiness "Stalking horse" in emerging markets Scalable Volume growth with minimal additional expense Additional opportunities for efficiency Barrier for new entrants Diversified revenue streams Geography Client mix Industries Product High ROE / low capital intensity 16% revenue growth ('04-'05)1 137% earnings growth ('04-'05)1 Appealing financials Why we like these businesses

Large Corp Fin Inst. Public sector MC/MM/SB Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.14 0.2 0.04 0.05 TSS - Diversified by Segment1 2005 revenue distribution ($8.8 bn) Large Corp Financial Institutions Public Sector Mid Corporate East 19.6 43 14.8 22.6 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 '04-'05 Financial Institution growth outpaces other segments 1 Based on firmwide 2005 revenue Financial institutions 42% Public sector 15% Large Corp 20% Mid-Corp, middle market, small business 23%

US EMEA APAC Public sector Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.1 0.24 0.23 0.04 TSS - Diversified by Geography1 U.S. EMA APAC East 0.75 0.18 0.07 2003 50 Slice 3 Slice 4 Slice 5 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 '04 to '05 International outpaces domestic 1 Based on firmwide 2005 revenue United States 75% EMEA 18% APAC 7% 2005 revenue distribution ($8.8 bn)

TSS - 2005 Results Turnaround story Operating results ($mm)1 Refocused Reorganized Executing the merger Demonstrated results 1 Based on reported 2005 financial results; 2005 includes approximately $530 billion assets under custody that have not been included previously

TSS - Operating Leverage1 Revenue Expense Earnings Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 5400 4578 437 2005 6241 4470 1037 +16% +137% 1Note: Based on reported 2005 financial results Firmwide efficiency ratio -2% $mm

Electronic and card Liquidity Paper Trade and logistics Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.042 0.146 -0.088 0.634 TS - Revenues $2.6B, up 8% from '04 to '051 1 Based on reported 2005 revenue Product growth

TS - Financial Results1 Revenue Expenses Earnings Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 2421 2059 160 2005 2622 1837 436 $mm +8% +173% Firmwide efficiency ratio -11% 1Note: Based on reported 2005 financial results

Custody and fund accounting Securities lending Trust Clearance and collateral Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 East 0.233 0.448 0.184 0.143 WSS - Revenues $3.6B, up 21% from '04 to '051 Product growth 1 Based on reported 2005 revenue

WSS - Financial Results1 Revenue Expenses Earnings Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 2979 2519 277 2005 3619 2633 601 $mm +21% +117% Efficiency ratio +5% 1Note: Based on reported 2005 financial results

TSS - 2005 Key Accomplishments Treasury & Securities Services Financial results Enhanced management/financial disciplines Improved control and risk management Improved production stability and technology management New Sales, Client Service and Operations disciplines Treasury Services Merger Business simplification Trade and logistics Worldwide Securities Services Organizational changes Recommitment to outsourcing Alternate investment services for funds Invest in client service and new reporting tools

TSS Strengths to Build On JPMC franchise Scope Brand Ability to invest JPMC's capital strength Diversity of earnings Firmwide capabilities Leverage broad expertise across the firm into new products and services Broad client base & distribution channels Distinguishing Mid Mkt and Small Business franchise Strength of Large Corp and FI relationships Asset & Wealth Management Scale & operating leverage Volume growth with minimal additional expense Additional opportunities for efficiency Barrier for new entrants

TSS - Competitive Positioning 1 JPM TSS data presented on a firmwide basis. Competitor data based on unadjusted 4Q05 earning press releases. BONY LOB data annualized based on 3Q05 YTD. Deposit balances were calculated at average YTD growth rate for BONY, STT, and MEL. TSS deposit balances include non-deposit sweeps.

TSS - Leadership and Awards Worldwide Securities Services Treasury Services #1 U.S. Dollar Clearing #1 in ACH Originations, CHIPS and Fedwire #1 in Sweep Assets Best Structured Trade Finance Bank - The Asset, 2005 Best liquidity solution provider, Triple A Awards Asia - The Asset, 2005 Best Overall Bank for Cash Management: North America - Global Finance, 2005 and 2006 #1 in assets under custody #1 in 3 categories, in the Global Custody Survey - Global Investor, 2005 #1 Trustee of Collateralized Debt Obligation (CDO) issues worldwide - Thomson, 2005 #1 Trustee for U.S. corporate debt - Thomson, 2005 Best custody specialist, Triple A Award Asia - The Asset, 2005 Best Securities Lender - FinanceAsia, 2005

2006 Outlook & Performance Target Performance target 35% pre-tax margin on a reported basis Substantial progress in 2006; strive to achieve in 2007 2006 outlook Slower liability balance growth Continued growth in non-interest revenue Stable expense base - continue to realize efficiencies as we invest

2006 Priorities Continue the merger Enhance operational efficiencies to fund investment Rationalize technology and infrastructure Grow international share Add salespeople Invest in global platforms Attain Best in Class client service across all products - people and systems Web enable client facing technology Invest in client service across all products Increase distribution partnership across the firm Corporate bank partnership with the IB Invest in Middle Market and Small Business joint sales and product initiatives

In summary... Turned the ship around Focusing on core products and unique channels of distribution Investing to grow franchise Continue to improve operating leverage

C A R D S E R V I C E S Rich Srednicki, CEO F E B R U A R Y 2 8 , 2 0 0 6

Agenda Overview & Competitive Positioning 2005 Results 2006 Outlook Performance Target

Chase Card Services Chase Card Services Chase Card Services Chase Card Services

Card Services 15366 Investment Bank 14578 Retail Financial Srvcs 14830 Commercial Bkg 3596 Treasury & Securities Srvcs 6241 Asset & Wealth Mgmt 5664 Market Share and Revenue Contribution 1st Qtr Chase 0.2 Citigroup 0.17 Bank of America/MBNA 0.21 Capital One 0.07 Discover 0.07 Amex 0.07 Others 0.21 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 JPM Operating Revenues - $59.1 billion U.S. General Purpose Credit Card Market Financial Results for 2005: $142.3 billion in outstandings as of December 31, 2005 $301.9 billion charge volume $3.6 billion pretax income (adjusted for BK/Paymentech)1 Our Contribution: 26% of JPM revenue2 16% of JPM earnings2 Steady earnings in a competitive market Source: Financial Reports and BankCard Update 1 See Appendix 2 Percentages exclude Corporate

How We See The Market Evolving Payments market is still growing Continued credit sales growth but at a slower rate Industry consolidation has led to fewer players Industry remains competitive Aggressive marketing spend Rewards, intro rates, balance transfers Increased legal and regulatory pressures Bankruptcy legislation FFIEC minimum payment implementation Merchant litigation around interchange Privacy Data security

2000 2001 2002 2003 2004 1H05 Cash 0.188 0.176 0.168 0.154 0.147 0.137 Check 0.474 0.466 0.453 0.426 0.401 0.392 GPCC 0.2 0.209 0.22 0.227 0.236 0.236 Debit/ATM Cards 0.073 0.08 0.089 0.112 0.13 0.145 Other Plastic Cards 0.022 0.024 0.024 0.024 0.026 0.026 Other 0.043 0.045 0.046 0.057 0.06 0.066 Payments Market is Still Growing Source: Visa Payment Panel 1 Other includes ACH 2 Other Cards includes private label and gift cards 3 GPCC - General Purpose Credit Card Payment market still growing with large opportunity to displace cash and check Cash Check GPCC3 Debit/ATM Cards Other1 Other Cards2

Continued Credit Sales Growth but at Slower Rate Line 1 Q4 0.078 2004 Q1 0.132 Q2 0.102 Q3 0.087 Q4 0.081 2005 Q1 0.058 Q2 0.086 Q3 0.093 Q4 0.079 2006 Q1 0.068 Q2 0.067 Q3 0.062 Q4 0.086 2007 Q1 0.085 Q2 0.075 Q3 0.071 Q4 0.076 Forecast Spending growth is forecasted to moderate to 7-8% Note: Yr/Yr growth rates shown Source: Profit Analysis Reports, Visa IS Forecast

Industry consolidation has led to fewer players 1 Citigroup U.S. Card 2 HSBC as of 3Q05; 4Q05 data not yet available 3 GE is expanding into GPCC from PL platform with dual card 4 Wells Fargo has small private label portfolio 5 GPCC based on early reads from Bankcard Update 6 PL based on Packaged Facts, Projected U.S. Market for private-label credit cards .. The landscape of top U.S. issuers has changed Chase is one of the largest issuers of general purpose credit cards (GPCC) Citigroup is largest issuer of private label cards (PL)

Rewards have become the current battleground 2002 2003 2004 2005 Avg. Number of Rewards Cards 2.18 2.3 2.58 2.46 % Households with Rewards Cards 0.54 0.57 0.59 0.636 % of Households with a GP Card Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2004 0.82 2005 0.85 Rewards card ownership has become the norm Consumers continue to consider rewards cards as primary card in their wallet

Bankruptcy Legislation National filings peaked at an all-time high the week of October 17th with 315,017 filings Anticipate lower bankruptcy filings to benefit first half of 2006 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Line 13 Line 14 Line 15 Line 16 2004 114737 124719 152567 145543 136509 127742 133390 125783 127664 133404 116952 113957 2005 99705 116579 165459 170130 142915 145946 136074 155836 217716 645575 26554 21046 2006 24138

FFIEC Minimum Payment Implementation The new minimum payment rules are expected to impact the second half of 2006 Testing initiatives to mitigate some of the loss impact; expect both revenue and net charge-offs to be impacted Minimum payment definition Old Payment Structure -Required a minimum payment of 2% of the balance New Payment Structure -Require interest and fees accrued in the billing cycle plus balance amortization The new minimum payment requirements only applies to OCC regulated banks

What We Said Last Year at Card Services Investor Day Focus on revenue Cobrand partnerships Growth in outstandings Risk-based pricing and universe expansion Better management of credit lines (up and down) Improved cross-sell effectiveness/retention Improved collections efficiency Focus on expenses Headcount reduction Vendor management (i.e. TSYS, Associations) Site consolidation as we integrate and move to best practices Waste management More effective leveraging of fixed expenses Adoption of most efficient operational processes Invest in marketing Maintain credit How We Are Going To Do It - The New Chase Card Services Progress to Date

Current Assessment Challenges Competitive Advantages Low-cost provider Leading market position in partner business Market leader in breadth of rewards programs Leading position in merchant acquiring business Ability to add new accounts through partner channels and retail branches Return on outstandings has historically lagged industry Lack of lending to full credit spectrum Brand awareness

2005 Results Operating Results ($ millions)1 1 All periods have been restated to include the effect of the deconsolidation of Paymentech and exclude the effects of accelerated bankruptcy filings; See appendix

2006 Outlook & Performance Targets Performance Targets 2006 Outlook Expect outstandings growth and charge volume growth Depends on environment and competition Charge-offs improve in first half from bankruptcy benefit; the second half will be affected by new minimum payment rules Expense to increase modestly with full year impact of Sears Canada acquisition and continued marketing spend 3.5% +/- Pre-tax ROO Min pay is a big 2006 swing factor Substantial progress in 2006; strive to achieve in 2007 20% ROE through the cycle As nature of business changes will convert more to ROE target

Pre-tax ROO 1999 2000 2001 2002 2003 2004 2005 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Chase 0.0218 0.0048 0.0183 0.0224 0.0176 0.0208 0.0221 Citi 0.0287 0.0309 0.0343 0.0375 0.0398 0.0395 0.0312 Bank of America 0.0339 0.0343 0.0392 0.048 0.0391 Capital One 0.0291 0.0334 0.0291 0.0275 0.029 0.032 0.0331 MBNA 0.0258 0.0274 0.0299 0.0278 0.0333 0.035 0.0228 Discover 0.0327 0.0263 0.0228 0.0236 0.0215 0.0258 0.0195 Performance Target - 3.5% ROO 1 Chase reported on a combined basis for 1999 - 2002 and on a proforma basis for 2003 and 2004 2 Citi U.S. Card; 2004 and 2005 includes U.S. and Canada; prior to 2004 includes Mexico 3 Bank of America Card Services segment for 2001 - 2005; Reported on a consolidated basis with Retail prior to 2001 4 MBNA and Capital One includes all lines of business 3.50% ROO appears to be sustainable target among top competitors through the cycle 3.5% Mild Recession Growth 1 2 3 4 4

How We Are Going to Get to 3.5% ROO Continue to grow high ROO businesses Continue to improve new account acquisition profitability Continued investment in growth initiatives Retail branch cross-sell Service-to-sales/card activation program Judgmental lending Build brand awareness through advertising and innovation Business card expansion Continued focus on expense effectiveness Complete merchant business integration and improve sales/profits Strategic acquisitions/partnerships Circuit City (2004), Sears Canada (2005), BP private label (2006)

Low Prime 2414375121 Sub Prime 356323460 Prime/Super Prime 136295301409 International 2293000000 Private Label 906000000 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Growth in High Return Segments Opportunity exists for increased participation in segments that have traditionally yielded higher returns Expenses provide a partial offset to lower revenue Need to remain focused on credit quality Revenue Provision Expenses Pretax Income Column 5 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Chase 0.1095 0.0539 0.0338 0.0218 Peer Avg. 0.1296 0.0535 0.0486 0.0275 1 Chase figures have been restated to include the effect of the deconsolidation of Paymentech; See appendix 2 Peer average includes Citigroup, Bank of America, MBNA, Capital One and Discover 1 2 Note: Designation at origination 2005 as a % of Avg. Managed Outstandings Account Distribution at December 31, 2005

New Account Acquisition Profitability ROO Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Year 1 -0.0757 Year 2 0.0164 Year 3 0.0603 Mature 0.035 Portfolio ROO by Vintage - 2005 0% Portfolio Outstandings by Vintage - 2005 Mature (pre-'03 vintages) 98965592504.99 Year 3 ('03 vintage) 9854628579.52 Year 2 ('04 vintage) 16462055212.48 Year 1 ('05 vintage) 8072753752.57 Overall objective is a 3.5% ROO (pre-tax) through the cycle Focus of acquisition model is to drive long term profitability Negative ROO in year 1 due to marketing investment with positive ROO beginning in year 2 Performance improvements were made in newer vintages beginning 2nd half of 2003 (3.5%+ ROO); 2004 and 2005 are successively larger vintages As newer vintages mature they will help drive overall ROO of the mature vintages Expect to make progress in 2006 By the end of 2007, we expect to have enough older vintages to offset younger vintages

Channel 2004 Direct Mail 0.56 Telemarketing 0.07 Alternative Channels 0.21 Online 0.16 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 New Account Channel Mix New accounts from alternative channels has increased while direct mail has declined 1 Alternative channels include events, take-ones, POS, in-branch, media Channel 2005 Direct Mail 0.51 Telemarketing 0.05 Alternative Channels 0.25 Online 0.19 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 1 1

Brand Partner 2003 0.65 0.35 2004 0.62 0.38 2005 0.54 0.46 New Account Partner Mix Mix of new accounts from partners is increasing as we continue to leverage partner distribution channels New Accounts - Chase Brand vs Partner Cards Partner Cards Chase Brand

Account Mix Over Time '03 to '04 '04 to '05 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Sub (<=630) 0.159 0.027 Low (631-680) 0.21 0.141 Prime (681-739) 0.169 0.141 Super (740+) 0.071 0.167 Total 0.131 0.146 Strong new account growth over time Average approved FICO score generally flat over time 2005 growth across all FICO bands Average Booked FICO Account Growth Rates by Credit Segment 2003 2004 2005 New Accounts 7924 9697 11362 Average Booked FICO 726 724 725 1 1 Excluding portfolio purchases +43% Note: Designation at origination

Retail Branch Cross-Sell Experienced significant growth in 2005 in new accounts through the Retail branches Retail Branch Cross-Sell Volume Total Accounts Accounts/Branch/Month Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 165622 6.3 2003 322198 11.9 2004 409615 14.4 2005 661016 22.7

Service-to-Sales/Card Activation Revenue Continue successful strategy of focusing on relevant/high value products and services, effective targeting and good customer communication Dedicated sales teams effectively combine service and sales Revenue from product sales has more than doubled since 2003 - significant expansion of sales on Card activation calls Product Sales Revenue Leveraging customer contact to deepen relationships and grow revenue Service-to-Sales Card Activation Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 53498.4 4565.7 60 2004 62999.7 21026.7 80 2005 74600 66200 90

Judgmental Lending Chase leverages judgmental lending as a complement to a sophisticated underwriting platform Chase invests in judgmental lending resources to identify incremental approval opportunities Judgmental lending's contribution to total approvals increased from 15% in 2003 to 21% in 2005. The lessons learned from judgmental review are incorporated back into the automation process by enhancing underwriting strategies Automated approvals (non-judgemental) Judgemental approvals - manual Judgemental approvals - automated Total Judgmental Approvals 2003 0.85 0.136 0.014 1 2004 0.85 0.12 0.03 1 2005 0.79 0.14 0.07 1.4 15% 15% 21%

Product Innovation Consumers get in and out faster Merchants speed customers through checkout, attract new customers, and increase loyalty Chase cards with blink move to the top of the wallet Partners like it too! blink is a benefit to consumers, merchants and Chase

Roadmap to 3.5% ROO Roadmap to Return on Outstandings 1 Normalized for bankruptcy acceleration and Paymentech deconsolidation; See appendix 2 Assumes stable credit environment

Our Objective is Market Leadership Our goal is a 3.5% ROO (pre-tax) through the cycle Customer, partner and merchant growth Best co-brand and partnership portfolio Highest service standards

Appendix

Card Services (Managed)1 1 Non-GAAP financial disclosure 2 Proforma 3 Includes $100mm of Katrina-related provision taken in 3Q05 Operating results ($ millions) Adjusted for Paymentech deconsolidation and bankruptcy

C O M M E R C I A L B A N K I N G Todd Maclin, CEO F E B R U A R Y 2 8, 2 0 0 6

Agenda Overview & Competitive Positioning 2005 Results 2006 Outlook & Performance Target 2006 Priorities

Characteristics of the Commercial portfolio 85% private companies Over 25,000 customers Credit risk mitigated by granularity Top relationship bank captures the wallet Solid ROE with credit discipline and cross-sell Competitive landscape of commercial banking Highly fragmented, many regional and local players Extremely competitive environment - benign credit risk drives aggressive behavior Understanding the Commercial Bank There Are 7,800 Banks The Top Six Have 34% Share Chase - 2nd largest national player* *Source: Barlow Research Middle Market Banking Study 2005; market share based upon number of responses specifying primary bank

2005 Revenue= $3.6B 2005 Revenue by Business Our Organization Mid-Corporate Banking 0.15 Real Estate 0.15 Other 0.04 Middle Market Banking 0.66 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Customer Segments Middle Market Banking: Covers companies with $10 million to $500 million in sales on average Mid-Corporate Banking: Covers companies with $500 million to $2 billion in sales on average, with greater emphasis on investment banking activities Commercial Real Estate: Covers investors/developers of commercial and residential real estate Product Specialties Business Credit: Asset-based and debtor-in-possession financing Equipment Leasing: Alternatives for financing aircraft, machinery, and other equipment

Geographic Presence


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
UK
London
Boston
Toronto
Pittsburgh
Philadelphia
Minneapolis
St. Louis
Atlanta
San Francisco
Los Angeles
San Diego
Market Share Ranking
Chase share is #1
Chase share is #2
Chase share is #3 or below
Non-footprint physical locations

Source: Market Share data based on Barlow Research Middle Market Banking Study 2005

COMMERCIAL BANKING

JPMorganChase

5

JPM BAC WB WFC C Traditional Middle Market Lead Arranger1 2 1 6 5 - Large Middle Market Lead Arranger1 1 2 4 6 9 Asset-Based Lead Arranger1 1 2 3 9 4 Investment Grade2 2 6 4 - 1 High Yield2 1 3 14 - 6 League Table Standings 1 Loan Pricing Corporation as of 2005; Traditional Middle Market includes deal size up to $100 MM; Large Middle Market includes deal size up to $500 MM 2 Thomson, companies with annual sales of $100MM - $2.5B National Leadership Positions

1 Branch data based on FDIC data as of 6/30/05 2 Market may be comprised of multiple MSAs 3 Market size data based on January 2006 Dun &Bradstreet # companies with sales size $10MM - $2B Attractive Branch Footprint Branch convenience does matter Strong Chase branch presence in major footprint markets Comparative Branch Presence1

Local, decentralized management, decision-making and community leadership Long-tenured relationship managers in every market Aligned and dedicated industry and product expertise Conservative credit underwriting Dynamic portfolio management Best-in-class Treasury Services, International, Investment Banking and Wealth Management products Convenient and ample branch presence within our footprint Emphasis on deposit and fee growth that balances revenue and risk Our Brand of Commercial Banking

Loans1 Deposits1 Balanced Banking Relationships Loan/Deposit Ratio1 1 Reflects 4Q05 earnings release information for Commercial Banking segments/data 2 Reflects competitors that have made acquisitions within the past year Focus on measured loan growth - pressure on pricing and terms in current environment Chase deposit growth above the competitor average

Current Assessment Competitive Positioning/Advantages Exceptional brand Low loan-to-deposit ratio relative to competition International capabilities for domestic commercial companies Product depth and breadth - TSS, IB and AWM Combination of scale and experienced local sales and service infrastructure Extensive branch network Challenges Limited presence in some high potential, non-footprint markets Selective CB expansion (California, Southeast, Mid-Atlantic, New England) Credit cycle has peaked, difficult rate environment Significant progress in 2006/07 to close product gaps Improvements in MIS will drive expanded use of client data Standardized scorecard rollout Product training roll-out in Feb to close gaps in banker knowledge of expanded product set Opportunities

2005 Results Operating Results ($ millions) Deposit and Treasury Services total revenue increase of 15% Increased product penetration drove 18% IB revenue growth 4% growth in loan balances, with lower net charge-offs than peer average Over 1,000 prospect conversions

2006 Outlook & Performance Target Performance Target 2006 Outlook 50% Overhead Ratio Strive to achieve by end of 2006 Continued growth in loan and liability balances; pressure on lending spreads Credit costs trend more toward normal levels Slight increase in expenses

2006 Priorities Increase market share Increase prospect conversion velocity Raise cross-sell penetration of current customer base Manage credit underwriting and portfolio to outperform the peer average Enhance product and sales training Maximize use of client information and market intelligence Strengthen leadership through key hires and talent management

Commercial Banking has expanded its geographic presence into many key markets that are not currently covered by our retail footprint Increase Market Share - New Markets In-footprint Chase Presence Out-of-footprint Chase Presence 1. New York, NY 2. Chicago, IL 3. Los Angeles-Long Beach, CA 4. Washington, DC-MD-VA-WV 5. Philadelphia, PA-NJ 6. Houston, TX 7. Boston, MA-NH 8. Atlanta, GA 9. Dallas, TX 10. Detroit, MI 11. Minneapolis-St. Paul, MN-WI 12. Orange County, CA 13. Nassau-Suffolk, NY St. Louis, MO-IL 15. Seattle-Bellevue-Everett, WA 16. Phoenix-Mesa, AZ 17. Pittsburgh, PA 18. San Diego, CA 19. Newark, NJ 20. Denver, CO 21. Oakland, CA 22. Cleveland-Lorain-Elyria, OH 23. San Francisco, CA 24. Miami, FL 25. Baltimore, MD Top 25 MSAs by Number of Companies

Measuring the Potential of our Customer Base For illustrative purposes based upon allocated capital analysis; economic ROE measures may be different Cross-Sell Drives ROE Improvement: Representative Commercial Client The loan-only relationship yields returns similar to the cost of capital Deposits and TS increase returns substantially Investment banking flow products add incremental value Cross-selling the full product set drives significant growth in revenues and return on equity Stack 1 Invisible Stack 2 Stack 3 Stack 4 Stack 5 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Loan Only 12 40 Loan and TS 12 13 60 Loan, TS, Derivs/FX 12 13 5 80 Full Cross-Sell ROE 12 13 5 10 30% 25% 12% 40% +

Stack 1 Invisible Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Middle Market 2041 30 Mid-Corporate 2041 376 Real Estate 1944 473 Total 1949 Average Loan Balances by Sub-LOB ($ millions) 2005 v 2004 Growth 7% 6% (4%) 4% Disciplined Approach to Loan Growth *Other balances of $5MM not shown

Credit Performance Through Portfolio Management and Granularity West & Southwest 0.32 Illinois, Michigan, Wisconsin 0.37 Indiana, Ohio/Kentucky 0.19 Northeast 0.12 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 Middle Market Loans by Geography 2005 Commercial Bank Loans by Industry Diversified 0.46 Real Estate 0.2 Consumer Products & Retail Consumer Services 0.13 Automotive 0.02 Healthcare 0.05 State & Municipal Government 0.05 Banks & Finance Companies 0.09 Highly granular portfolio - average loan size is less than $3MM Diversification within higher-risk industries (e.g. Real Estate)

Sum of Top 15 Banks NCOs / Sum of Top 15 Banks avg. loans Top 15 Banks Median NCOs Ratio Top 15 Banks Comm'l Loan Growth (RHS) Fed C&I Loan Growth Rates Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1992 0.0114 0.0075 0.1269 -0.0385 1993 0.0067 0.0041 0.0304 -0.0152 1994 0.0041 0.0021 0.073 0.1016 1995 0.0012 0.0011 0.1119 0.113 1996 0.0017 0.002 0.226 0.0851 1997 0.0019 0.002 0.2091 0.0885 1998 0.0057 0.0046 0.557 0.1152 1999 0.0054 0.005 0.3488 0.1302 2000 0.0063 0.0047 0.1053 0.0131 2001 0.014 0.0131 0.05 -0.0628 2002 0.0155 0.0124 -0.0712 -0.0558 2003 0.0102 0.01 -0.0692 -0.0668 2004 0.0036 0.0036 0.1364 0.0038 Pace of Loan Growth Impacts Future Credit Costs Lag effect of the impact of loan growth on charge-offs Greater impact on firms with loan growth exceeding the market average 1 Reflects firm-wide commercial loans (ex. Real Estate); reflects both organic and merger-driven loan growth 2 Fed C&I growth is year over year, based on end of December number 1 1 2

Paper 390.5 Electronic & Card 292 Liquidity 1471.9 Trade & Logistics 145.4 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Increase Penetration - Treasury Services JPM is a leader in electronic payments and paper-based services The TS opportunity in the Commercial Banking segment is significant Over 800 Middle Market customers purchased TS products for the first time in 2005 2005 Revenue Contribution1 1 Based on TS revenues reported in Commercial Banking Total TS Revenue = $2.3B

Increase Penetration - Investment Banking Opportunity Collaborative coverage model is working 30% gross IB revenue growth in two years - $578MM in 2005 Opportunity to grow to $1 billion Strong "first time" sales to hONE clients in 2005 Proven ability to deliver IB product set to this segment

Conclusions Top player in highly fragmented industry Local coverage model is critical to success Broad geographic reach - strong positions in major markets Industry leader in key product areas: Lending, TS, IB Market challenge is to grow the business responsibly Disciplined approach to credit in current economic environment Focus on market share growth Increase penetration of customer base Culture of diligent expense management

Jes Staley, CEO A S S E T & W E A L T H M A N A G E M E N T F E B R U A R Y 2 8, 2 0 0 6

Agenda Overview & Competitive Positioning 2005 Results 2006 Outlook Performance Targets

Private Bank 31 Retail 28 Private Client Services 19 Institutional 22 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 Total Revenue: $5.6bn A comprehensive and global platform: Four client businesses Private Bank AUS of $318 billion AUM of $145 billion Retail AUS of $245 billion AUM of $169 billion Private Client Services AUS of $102 billion AUM of $52 billion Institutional AUS of $484 billion AUM of $481 billion

Inst'l PB PCS Retail Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 1 1.5 0.9 0.87 4275 2004 1.1 1.6 1 1.17 4901 2005 1.4 1.7 1.036 1.544 5644 2006 plan 1.512 1.827 1.079 1.668 90 Revenue Growth and Product Profile Client segment revenue1 Product segment revenue1 Asset management Banking Brokerage Retail Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2003 2.892 1.02 0.363 872 4.275 2004 3.377 1.078 0.447 1170 4.901 2005 4.024 1.13 0.51 1544 5.644 2006 plan 4.541 1.186 0.359 40 90 AUM by product1 Equity and balanced Liquidity Fixed income Alternative Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 12/5/2003 287 228 181 48 4.275 12/5/2004 326 232 172 62 4.901 12/5/2005 370 238 165 74 5.644 2006 pla 4.541 1.186 0.359 40 90 14% 14% 7% 1 Growth rate shown as compound annual growth rate

Competitive Positioning Strengths A clear focus on managing client assets, the most profitable part of the asset and wealth management sector Well-positioned to capitalize on industry trends Growth in third-party distribution Growth of absolute return investing Growth of HNW/UHNW populations worldwide Shift from defined benefit to defined contribution savings Part of JPMorganChase Stable and high quality management team AWM Performance versus peers Bubble Size = 2005 pre-tax Income 2005 pre-tax margin C MER MS AC SCHW UBS AWM NTRS TROW Revenue Growth (absolute) - 2005 vs. 2003 Note: Dotted bubble corresponds to AWM 2003 pre-tax income and margin Key: AC - Alliance Capital, C - Citigroup AM+PB+SB, MER - Merrill Lynch IM+GPC, MS - Morgan Stanley AM+RB, NTRS - Northern Trust, SCHW - Charles Schwab, UBS - UBS AM+WM+WMUSA AWM AWM pre-tax margin improvement of 10% from 2003 to 2005

2005 Results Operating results ($ millions) Earnings up 38% Y-O-Y driven by net asset flows, market appreciation and increased deposit volume, partially offset by compensation expense Assets under management up 7% Y-O-Y; Net asset inflows driven by retail demand for equities from third parties, as well as alternatives through the Private Bank Y-O-Y Average deposits up 9% and average loans up 6% Closed sale of BrownCo on November 30

2006 Outlook & Performance Targets Performance Targets 2006 Outlook 35% Pre-tax Margin while investing for growth Strive to achieve by end of 2006 LOB goal: 20% Earnings growth over the cycle Continued inflows expected to drive AUM growth Expenses to increase due to ongoing investments in growth areas Credit costs trend to more normal levels 2006 does not include BrownCo

AWM - How do we get there? Sustain superior investment performance Continue to expand third-party distribution Stay in front of shift to alternative assets and absolute return investing Grow 401(k) and IRA rollover retail channels Extend PB and PCS footprint, gain efficiencies and expand PCS investment offering

Investment Performance Targeted investment performance 65% of mutual fund AUM in 1st and 2nd quartiles over 1, 3, and 5 years 60% of selected AUM beating benchmarks over 1, 3, and 5 years 55% of mutual fund AUM rated 4 or 5 stars Portfolio manager retention Maintain portfolio manager turnover rate below industry level Focus for 2006 and beyond International equities Behavioral finance equity strategies Alternative asset classes (Real estate, Private equity, Hedge funds) U.S. fixed income teams Strengths

Third-party Distribution Maintain market leadership in European cross-border long-term flows In Europe and Asia, continue to grow market share with banks and other financial intermediaries In the U.S., increase share in long term funds and managed accounts at above industry growth rates Focus for 2006 and beyond Largest seller of mutual funds in Europe Broad and growing distribution across Asia Significant growth in U.S. separately managed account business Strengths

Alternative Assets/Absolute Return Investing Continue to attract strong flows Multiple new Highbridge products in progress Build out European Real Estate and launch the India Real Estate Fund Increase institutional hedge fund distribution Focus for 2006 and beyond $23bn in Real Estate $13bn in Private Equity $19bn in Hedge funds/Fund of funds Strengths

401(k) and IRA Rollover Continued strong organic growth in participants Strengthen connection to PCS to increase client rollover opportunities Focus for 2006 and beyond Organic growth of 401(k) business Efficient and profitable 401(k) operations Marketplace differentiation of offering Strengths

PB and PCS Grow number of client advisors for PB and PCS by 5-10% Leverage newly created Shared Services organization, taking advantage of economies of scale across the Private Bank and Private Client Services Improve efficiency through the convergence of multiple trust accounting and deposit technology platforms Improve investment dialogue in PCS Focus for 2006 and beyond PB on track with great momentum in new clients and products PB margins improving as heavy lifting is done on improving infrastructure PCS is highly efficient Strengths

Conclusion A clear focus on managing client assets, the most profitable part of the asset and wealth management sector Well-positioned to capitalize on industry trends Growth in third-party distribution Growth of absolute return investing Growth of HNW/UHNW populations worldwide Shift from defined benefit to defined contribution savings Part of JPMorganChase Stable and high quality management team

R E T A I L F I N A N C I A L S E R V I C E S Charlie Scharf, CEO F E B R U A R Y 2 8, 2 0 0 6

Agenda Overview & Competitive Positioning 2005 Results 2006 Outlook & Performance Targets Business Updates

Insurance 0.02 Retail Banking 0.49 Auto & Education 0.09 PPS 0.12 CREL 0.27 AWM 10 Commercial Banking 8 TSS 8 Retail Financial Services 28 Investment Bank 30 Card Services 16 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 2005 RFS - $3.4 billion 2005 JPMC - $10.5 billion1 1 Percentages in pie chart exclude Corporate New segments: Regional Banking -- Branches, Small Business, Mortgage & Home Equity portfolios, Education & Insurance Mortgage Banking -- Production & Servicing for all mortgage products Auto Finance -- no longer includes Education 2005 Operating Earnings

BAC JPM WB WFC C WM USB STI RBS NCC BBT HSBC FITB GDW PNC RF KEY Deposits 576 384 285 261 190 186 119 106.782 99.074 75.89 68.824 62.034 60.777 60 57 56.161 52.327 CFC WFC WM JPM C BAC GMAC ABN NCC PHH HSBC GDW STI Homecomings FHN Column 16 mortgage originations 1111 1005 747 604 403 368 289 206 179 155 152 116 106 104 95 BAC JPM CFC C WM WFC NCC GMAC Res HSBC WB FHN ABN PHH GreenPoint GMAC - RFC HE Originations 17832 14184 11581 11023 10828 10125 6242 2571 2376 2117 2028 1918 1437 1279 1186 BAC WB WFC JPM USB WM STI RBS BBT NCC FITB KEY C PNC CBH Column 16 Branches 5873 3131 3121 2641 2419 2140 1642 1634 1404 1220 1119 947 896 839 373 #2 Home Equity Originations3 - $14.3B #2 Deposit market share1 - $384B #4 Mortgage Servicer4- $604B #4 Branch Network2 - 2,641 JPM Leadership Positions 1 Source: SNL; Data as of June 30, 2005 2 Source: company reports; Data as of December 31, 2005 4 Source: Inside Mortgage Finance; Data as of December 31, 2005 5 Homecomings Financial is a subsidiary of GMAC 3 Source: National Mortgage News; Data as of Third Quarter 2005 5

Deposit Market Share Market Share in JPM's Footprint Market Share In Their Own Footprint Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 JPM 0.145 0 0.145 BAC 0.075 0.059 0.134 C 0.062 0.031 0.093 WFC 0.027 0.056 0.083 WM 0.023 0.034 0.057 USB 0.018 0.045 0.063 WB 0.016 0.098 0.114 Deposit Market Share1 In JPM footprint2 1 Source: SNL; Data as of June 30, 2005 2 Source: 2004 Claritas data Market Share in Footprint Market Share In Their Own Footprint Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 JPM 0.145 0 BAC 0.134 0.059 WB 0.114 0.098 C 0.093 0.031 WFC 0.083 0.056 USB 0.063 0.045 WM 0.057 0.034 In Their Own Footprint2 Market Share in JPM's Footprint Market Share In Their Own Footprint Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 BAC 0.104 0 0.145 JPM 0.07 0.059 0.134 WB 0.052 0.031 0.093 WFC 0.047 0.056 0.083 C 0.034 0.034 0.057 WM 0.034 0.045 0.063 USB 0.021 0.098 0.114

Competitive Positioning - Within our Markets National Bank Regional Bank Community Bank Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Type 0.43 0.57 0.67 Competition within 1/4 mile of a Branch Average Branch Share within 1/4 of a mile 27% of branches only compete with a Community Bank 57% do not compete with a National Bank Note: National Banks are identified on the prior page. Regional and Community Banks were based on number of branches and deposit share. Chase National Bank Regional Bank Community Bank Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Type 0.33 0.15 0.22 0.29

Deposits Checking/Savings/CDs Investments Mutual Funds/Annuities Loans Business/Home Equity/Mortgage Credit Cards Internet Online Bill-pay ATMs Ability to reinvest Marketing Technology Debit Cards Overnight Check Overdraft Protection Higher compensation/better people Competitive pricing Small Business Middle Market Private Client Services Private Bank Competitive Positioning - Scale Matters Broader product selection Broader and better services both functionality and scale Marketing efficiency Expense efficiency drives Branch network drives opportunity beyond Consumer Banking

Branch presence is critical to entire franchise Small Business Consumer Private Client Services Commercial Private Banking Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Type 0.668 0.533 0.416 0.391 0.35 Percent of JPM households that visit a branch each month

2005 Results Operating Results1 ($mm) New builds and operating leases cause pressure on Overhead Ratio Financial Ratios 1 Segment operating results and ratios are preliminary 2 Excludes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio

2006 Outlook and Performance Targets Performance Targets 2006 Outlook Retail Financial Services 28-30% ROE with volatility Strive to achieve by 2007 50% Overhead Ratio (excl. CDI) Pressure from ramp-up in new builds Revenue improvement NII runs flat to 4Q05; deposit margin remains under pressure Fee revenue up in branches and mortgage No MSR risk management revenue planned Credit stable Still monitoring Katrina-related exposure Expense up modestly from 2005 level Continued investment in build-out of branches and mortgage business Regional Banking - managed against Overhead Ratio (excl. CDI) Mortgage Banking - managed against ROE Auto Finance - managed against ROE

Constantly Improving Execution Regional Banking Priorities Retrofit/Rebrand Reduce excess expense Growth Core checking accounts Cross-sell Home Equity Mortgage Investments Credit Card While managing margin through the rate cycle Complete merger integration (substantially completed in 2005) Texas (complete) and Tri-state conversions (2006) Build out salesforce Open 150+ new branches

Adding sales specialists and bankers Loan officers Investment sales reps Small Business relationship managers Optimizing support staff in the branches Approximately 5% reduction in same-store tellers since 12/31/04 Salesforce Growth Quarterly Trend 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Personal Bankers 5744 5750 5798 6258 6719 7067 Investment Sales Reps. 1393 1364 1352 1422 1478 1449 Small Business Relationship Managers 572 579 710 716 744 769 Loan Officers 525 695 784 849 895 996 Sales Specialists 2490 2638 2846 2987 3117 3214 25%

New Build Investment Targeting 150+ new branches in 2006 Focused on expansion in major footprint markets Expect new builds to break even after 18-24 months New Builds Continued investment required ... not a one-time project

Reduce Excess Expenses - Invest in Growth Stack 1 Invisible Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Investment for Growth -200 30 Expense Efficiencies 400 Net Saves / (Investments) 200 Investment for growth New builds Salesforce Rebranding / Refurbish Marketing Expense efficiencies Merger saves Home office reductions 2004 vs 2003 B/(W)1 ($mm) 2005 vs 2004 B/(W)1 ($mm) Stack 1 Invisible Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Totals (invisible) Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Investment for Growth -150 30 Expense Efficiencies 100 Net Saves / (Investments) -50 1 Estimate for Branch Banking expenses only

Heritage BankOne Heritage Chase Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1Q00 5139 75 100 125 2Q00 5097 135 160 185 3Q00 5015 70 95 120 4Q00 4965 150 175 200 1Q01 4928 2Q01 4924 3Q01 4908 4Q01 4844 1Q02 4812 2Q02 4796 3Q02 4830 4Q02 4852 2382 1Q03 4934 2371 2Q03 5042 2360 3Q03 5192 2353 4Q03 5259 2329 1Q04 5390 2338 2Q04 5529 2357 3Q04 5674 2391 4Q04 5720 2405 1Q05 5845 2441 2Q05 5997 2507 3Q05 6148 2555 4Q05 6222 2572 Growing Customer Base Organically Changed compensation Extended hours Updated products Sales campaigns Competitive pricing Added & refurbished branches & ATMS Added salesforce Improved technology Sales and service Total Checking Accounts Actions Taken

8% 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 14747 16354 17348 18969 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 5520 3401 6405 12451 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 319531 408794 667499 780000 2003 2004 2005 2006 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 10182 10811 11144 13100 Growth in Cross-Sell Credit Cards (# units)1 Home Equity Sales ($mm)1 Mortgage Sales ($mm) Investment Sales ($mm)1 5% 45% 88% 1 Growth rate shown as compound annual growth rate

Constantly Improving Execution Regional Banking Priorities Home Equity Continue to grow portfolio while maintaining risk-based pricing discipline Leverage internal distribution capabilities Education Integrate Collegiate Funding Services (CFS), expected to close in March Continue to maintain #1 share of FFELP originations Use CFS platform to: Increase originations Service loans Expand on-balance sheet portfolio Continue to leverage partners who have expertise in private loans Insurance Close sale of life and annuity underwriting Continue distribution of products through JPMorganChase

Regional Banking - Current Assessment Core account growth - Checking Deepen through cross-sell (Investments, Mortgage, Home Equity, Card) Sales culture Weaknesses Small business loan growth Direct mail/Advertising Broad product range Bundles/Rewards Affluent Conversions Branch technology Management reporting Consistent message Service as an advantage Consistent Revenue Growth Product & Marketing Infrastructure Strengths

Mortgage - Competitive Environment Reduced volume with excess industry capacity Alternative products driving volume Potentially worrisome real estate values and lending practices in select markets

U.S. Mortgage Market Origination/Employment Industry Trends Source: Inside Mortgage Finance and Economy.com 1999 2000 2001 2002 2003 2004 2005 2006E Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Employment 320.16 284.82 297.25 363.62 446.46 467.72 489.89 Purchase 0.8 0.8 0.9 1 1.3 1.4 1.6 1.5 Refinance 0.5 0.3 1.1 1.7 2.5 1.4 1.2 0.7

Alternative Mortgage Products Driving Volume Residential Mortgage Industry Production Mix Share of Non-agency Mortgage Originations IO ARM Option ARM Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2001 0.02 0 90 2002 0.05 0 2003 0.1 0 2004 0.23 0.06 1H05 0.24 0.085 Alternative Mortgage Lending is Surging Source: Inside Mortgage Finance, National Mortgage News and internal estimates GSE Non-GSE Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 0.59 0.41 2005 0.35 0.65

1 MarketTrak for full year 2005 2 FDIC market share data as of June 30, 2005 Mortgage Banking Salesforce Nearly 1,000 loan officers today in branches Plan to add over 300 retail loan officers in the branches in 2006 Leverage market by market opportunities across branch footprint Retail Loan Officers Market Share Non-branch Bank Branch Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 2276 0 40 2003 2819 0 60 2004 1816 695 80 2005 1561 996 90 2006 1822 1329

Average loan officer currently originates one loan a week 3.3 million existing homeowners to whom to sell a Chase loan product Mortgage - Opportunity in the Branches 9.3 million core banking households served by the branches 4.5 million homeowners 5.0 million different customers in our branches each month 2,000 different customers in a branch each month 440 different customers in a branch each week See 1 million new households in the branches every year

Alternative Mortgage Product Expansion

Things we have avoided

- Option ARMs
- Leveraging the balance sheet
- Aggressive underwriting standards
- Overall expansion of credit parameters

Things we are doing

2005

- Interest only expansion
- Chaseflex (AltA) expansion
- Emerging Markets
- Builder
- Chase SecureFlex

2006

- Dreammaker opportunity ARMs
- Chase SecureFlex expansion
- Emerging markets
- Builder expansion
- Agency I/O expansion
- Correspondent bulk purchases
- Subprime 40 year amortization

Partnering with Investment Bank

Mortgage Banking - Origination and Servicing

and

Investment Bank - Structure and Distribution

RETAIL FINANCIAL SERVICES

JPMorganChase

24

Mortgage Banking - Current Assessment Bank branches Strong market share Investment Bank Infrastructure Small Subprime originations Too much conforming product Purchase volume growing too slowly Volatile earnings yet returns through the cycle should be high Weaknesses Strengths

Mortgage Banking Priorities Adapt to changing nature of residential lending environment Purchase vs. Refinance Product changes Agency vs. Non-Agency Use our scale Technology upgrades necessary to be low cost provider Sales opportunities within JPMorganChase Use balance sheet wisely/returns before earnings

Operating Earnings ($ millions) ADBs ($ billions) Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1H04 129 56 2H04 121 54 1H05 108 49 2H05 87 42 1H06 102 39 2H06 90 39 1H07 91 39 2H07 111 40 Avg. Qtrly Vol. After-tax ROA Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1Q03 - 2Q04 2.22 0.003 3Q04 1.62 0.0011 4Q04 1.73 0.0017 1Q05 1.46 0.0023 2Q05 1.19 0.0041 3Q05 1.52 0.0046 4Q05 1.18 0.0055 Auto Finance Consistently increase returns Focus on returns over growth Substantially higher profits expected by end of 2007 20% less balance sheet usage with much higher returns Prime Vintage Volume & ROA Trends Prime Profit Trend 2004 - 2005

Conclusions Regional Banking Execute consistent and profitable growth plan Integrate Collegiate Funding Services Mortgage Banking Complete changes in the business Leverage JPMorganChase Benefit from cost efficiencies over time Auto Finance Focus on profitability over growth

C O R P O R A T E Mike Cavanagh, Chief Financial Officer Frank Bisignano, Chief Administrative Officer F E B R U A R Y 2 8, 2 0 0 6

Agenda 2005 Results Private Equity Treasury Other Corporate C O R P O R A T E

Corporate 2005 Operating Results ($mm) 1 Excludes the impact of treasury portfolio repositioning and BrownCo sale C O R P O R A T E

Private Equity 2005 Operating Results ($mm) Spin off of JPMorgan Partners investment professionals JPM to invest up to $875mm or 24.9% of limited partnership interest in new fund to be raised by JPMP professionals JPMP professionals to continue to manage current JPMP investments OEP continues to be private equity investment arm 2006 Outlook $300mm/qtr in private equity gains is a reasonable expectation Hard to predict; market-driven; will be lumpy Private Equity Portfolio ($mm) C O R P O R A T E

Treasury

2006 Outlook

- Treasury NII of ($1.7)bn in 2005 improves by approximately $400mm
- Lumpy but gradual improvement
- 2006 NII exit rate of approximately ($1.0)bn

2005 Operating Results ($mm)

	Treasury
Noninterest Revenue	(95)
Net Interest Income	(1,674)
Total Revenue	(1,769)
Total Expense	115
Operating Earnings[1]	**($1,094)**

[1] Excludes the impact of treasury portfolio repositioning and BrownCo sale

- Granular balance sheet analysis for each LOB
  - Transfer pricing at prevailing market rates for new assets & liabilities
  - Transfer pricing methods retroactively applied at time of merger creating temporary historic drag
- Performance targets for LOBs are consistent with Treasury NII expectations
- Potential increases of investment portfolio would also benefit Treasury NII

CORPORATE

JPMorganChase

5

Other Corporate 2005 Operating Results ($mm) 1 Excludes the impact of treasury portfolio repositioning and BrownCo sale Other corporate includes central tech & ops retained expense, vacant excess real estate, other unallocated corporate expense, pension and other corporate assets and related accounting, etc. 2006 Outlook Operating net loss improves by $500mm+ in 2006; very lumpy but gradual improvement C O R P O R A T E

Potential Reporting Changes Considering elimination of "operating basis" earnings definition Previously, operating basis had excluded merger costs, non- operating litigation charges and insurance recoveries, card decertification and accounting policy conformity adjustments No loss of transparency of previously identified non-operating items Disclosed as part of Corporate; LOB results unaffected C O R P O R A T E

Other Corporate - Real Estate and Technology Real Estate Operating costs associated with excess vacant space held in Corporate Reductions in vacant space will drive down real estate costs substantially over time 1 Adjusted to reflect occupancy allocations in the allocation line instead of through gross expense 2 Adjusted gross expense to reflect the occupancy cost to carry normally run through net interest income 2005 Operating Results ($mm) Technology Includes centralized transaction operations and shared technology infrastructure Product pricing to each business reflects market competitive pricing C O R P O R A T E

A P P E N D I X

Comments on Revenue Higher NII in 2006 Reduced IB non-trading NII NII in RFS flat on average to 4Q05; deposit margin remains under pressure Growth in Card NII on higher outstandings Improvement in Treasury margin Noninterest revenue growth across most LOBs IB trading - expect to do better in 2006 than 2005; reduced volatility Reduction in IB Credit Portfolio Private equity gains $300mm/qtr is a reasonable expectation Hard to predict; market-driven; will be lumpy Do not plan for MSR risk management or treasury securities gains or losses

Note: All ratios exclude impact of loans held for sale 1 Card is shown on a managed basis (excludes impact of securitizations) Comments on Credit Allowance for loan losses/loans 12/31/05 Wholesale 1.85% Retail Financial Services 0.75% Card 4.56% ($ in millions) 20042 2005 Net Charge-offs $8,209 $7,595 Change in Allowance ($1,719) ($336) Credit Costs $6,490 $7,259 2 Proforma Basis

2006 expense excluding IB total compensation expected to be flat to 2005 Merger savings will reach annualized run-rate of $2.8 billion in 4Q06 Investment for growth in 2006 Acquisitions (Sears Canada - 4Q05, Collegiate Funding Services- est. 1Q06) New branches Marketing Systems conversions / upgrades Expense Outlook 1 Includes Highbridge, Cazenove, Vastera and Sears Canada. Selected Expense Components

Business performance targets Performance targets

Allocated capital by line of business $ billions 1 Businesses receive NII credit on allocated capital 2 Represents principal factor for each LOB. Many other factors were taken into account to determine appropriate capital requirements 3 Corporate includes capital allocated to private equity and unallocated capital LOB equity represents common shareholders' equity less goodwill Amount of capital for LOB's required to support standalone "A" rating Changes in LOB capital will be deliberate management decision